UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 13, 2005
(Date of earliest event reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Investor Presentation

Item 7.01 Regulation FD Disclosure

On January 13 and 14, 2005, Doug Carty, Senior Vice President and Chief Financial Officer of Laidlaw International, Inc. and other members of management will present a review of the Company’s strategic initiatives and financial condition to certain investors. The visual presentation is attached as an exhibit to this Form 8-K and is also available on the Company’s website at http://www.laidlaw.com.

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

               99.1      Investor Presentation — January 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2005

LAIDLAW INTERNATIONAL, INC.

By: /s/Jeffrey W. Sanders
Name: Jeffrey W. Sanders
           Title: Vice President, Corporate Development and
           Controller

Exhibit Index

Exhibit No.	Description

99.1	Investor Presentation — January 2005.